SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 20, 2010

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for the three months ended March 31, 2010 and certain other information regarding its derivative instruments.

The following table summarizes non-hedge net derivative gains that Pioneer expects to record in its earnings for the three months ended March 31, 2010:

DERIVATIVE GAINS, NET
(in thousands)

Three Months Ended
March 31, 2010

Noncash changes in fair value:
Oil derivative gains	$49,605
Natural gas liquid ("NGL") derivative gains	13,421
Gas derivative gains	194,527
Interest rate derivative gains	9,379
Total noncash derivative gains	266,932
Cash settled changes in fair value:
Oil derivative losses	(6,454)
NGL derivative losses	(3,080)
Gas derivative gains	7,200
Interest rate derivative gains	878
Total cash derivative losses, net	(1,456)
Total derivative gains, net	$265,476

Item 7.01                 Regulation FD Disclosure

The following table presents Pioneer’s open commodity derivative positions as of April 19, 2010:

	2010
	Second	Third	Fourth
	Quarter	Quarter	Quarter	2011	2012	2013	2014
Average Daily Oil Production Associated with Derivatives:
Swap Contracts:
Volume (Bbl)	2,500	2,500	2.500	750	3,000	3,000	-
NYMEX price (Bbl)	$93.34	$93.34	$93.34	$77.25	$79.32	$81.02	$-
Collar Contracts:
Volume (Bbl)	-	-	-	2,000	-	-	-
NYMEX price (Bbl):
Ceiling	$-	$-	$-	$170.00	$-	$-	$-
Floor	$-	$-	$-	$115.00	$-	$-	$-
Collar Contracts with Short Puts:
Volume (Bbl)	29,011	30,000	30,250	37,000	25,000	1,250	-
NYMEX price (Bbl) (a):
Ceiling	$84.63	$84.99	$85.09	$99.22	$119.83	$111.50	$-
Floor	$67.91	$68.37	$68.38	$73.92	$80.60	$83.00	$-
Short Put	$54.84	$55.23	$55.23	$59.41	$65.00	$68.00	$-
Average Daily NGL Production Associated with Derivatives:
Swap Contracts:
Volume (Bbl)	1,900	1,250	1,250	750	750	-	-
Blended index price (Bbl) (b)	$48.17	$47.38	$47.38	$34.65	$35.03	$-	$-
Collar Contracts:
Volume (Bbl)	2,000	2,000	2,000	1,000	-	-	-
Index price (Bbl) (b):
Ceiling	$49.98	$49.98	$49.98	$50.93	$-	$-	$-
Floor	$41.58	$41.58	$41.58	$42.21	$-	$-	$-
Collar Contracts with Short Puts:
Volume (Bbl)	-	2,000	2,000	-	-	-	-
Index price (Bbl) (b):
Ceiling	$-	$58.92	$58.92	$-	$-	$-	$-
Floor	$-	$47.64	$47.64	$-	$-	$-	$-
Short Put	$-	$38.71	$38.71	$-	$-	$-	$-
Percentage Contracts of WTI Oil Prices (c):
Volume (Bbl)	1,341	-	-	-	-	-	-
Percentage of NYMEX WTI received (%)	60%	-	-	-	-	-	-
Average Daily Gas Production Associated with Derivatives:
Swap Contracts:
Volume (MMBtu)	167,500	167,500	167,500	97,500	7,500	17,500	-
NYMEX price (MMBtu) (d)	$6.26	$6.26	$6.26	$6.32	$6.12	$6.43	$-
Collar Contracts:
Volume (MMBtu)	40,000	40,000	40,000	-	-	-	-
NYMEX price (MMBtu) (d):
Ceiling	$7.19	$7.19	$7.19	$-	$-	$-	$-
Floor	$5.75	$5.75	$5.75	$-	$-	$-	$-
Collar Contracts with Short Puts:
Volume ((MMBtu)	95,000	95,000	95,000	200,000	190,000	45,000	20,000
NYMEX price (MMBtu) (d):
Ceiling	$7.94	$7.94	$7.94	$8.55	$7.96	$7.49	$8.29
Floor	$6.00	$6.00	$6.00	$6.32	$6.12	$6.00	$6.00
Short Put	$5.00	$5.00	$5.00	$4.88	$4.55	$4.50	$4.50
Basis Swap Contracts:
Spraberry Index Swaps – (MMBtu) (e)	45,000	45,000	18,478	-	-	-	-
Price differential ($/MMBtu)	$(0.23)	$(0.23)	$(0.34)	$-	$-	$-	$-
Mid-Continent Index Swaps – (MMBtu) (e)	190,000	190,000	183,370	100,000	20,000	10,000	-
Price differential ($/MMBtu)	$(0.82)	$(0.82)	$(0.84)	$(0.71)	$(0.78)	$(0.71)	$-
Gulf Coast Index Swaps – (MMBtu) (e)	60,000	60,000	46,739	20,000	20,000	-	-
Price differential ($/MMBtu)	$(0.17)	$(0.17)	$(0.21)	$(0.17)	$(0.17)	$-	$-

_____________
(a)	Represents NYMEX and Dated Brent average prices on U.S. and foreign production.
(b)	Represents the blended Mont Belvieu index price or respective NGL product component prices per Bbl.
(c)	Represents swaps whereby Pioneer pays respective NGL component index price and receives percentage of West Texas Intermediate ("WTI") NYMEX price.
(d)	Represents the NYMEX Henry Hub index price or approximate NYMEX Henry Hub index price based on historical differentials to the index price on the derivative trade date.
(e)	Represent swaps that fix the basis differentials between indices at which the Company sells its Spraberry, Mid-Continent and Gulf Coast gas and NYMEX Henry Hub index prices.

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in Items 2.02 and 7.01 of this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements (including joint venture agreements) with third parties on mutually acceptable terms, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, access to and availability of drilling equipment and transportation, processing and refining facilities, Pioneer’s ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer’s credit facility and derivative contracts and the purchasers of Pioneer’s oil, NGL and gas production, uncertainties about estimates of reserves and resource potential and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, and acts of war or terrorism. These and other risks are described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: April 20, 2010